UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 1, 2023

LSB INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-7677	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3503 NW 63rd Street, Suite 500, Oklahoma City, Oklahoma		73116
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (405) 235-4546

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.10	LXU	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Current Report on Form 8-K/A (this “Amendment”) is being filed to correct a Current Report on Form 8-K filed by us on November 1, 2023, which was filed with the incorrect version of a Press Release included as Exhibit 99.1. This Amendment includes the correct version of the Press Release as Exhibit 99.1 and the Press Release has been reissued. The sole purpose of this Amendment is to correct the version of the Press Release exhibit. No other changes have been made to the original report.

Item 2.02.	Results of Operations and Financial Condition.

On November 1, 2023, LSB Industries, Inc. (the “Company”) issued a press release to report its financial results for the third quarter ended September 30, 2023. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On November 2, 2023, at 10:00 a.m. (Eastern time) / 9:00 a.m. (Central time), the Company will hold a conference call broadcast live over the Internet to discuss the financial results of the third quarter ended September 30, 2023.

The information contained in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Act of 1934 (as amended), or otherwise subject to the liabilities of such section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 (as amended), except as shall be expressly set forth by specific reference to this Item 2.02 in such filing.

Item 9.01	Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release issued by LSB Industries, Inc. dated November 1, 2023, titled “LSB Industries, Inc. Reports Operating Results for the 2023 Third Quarter”.
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 1, 2023

LSB INDUSTRIES, INC.

By:	/s/ Cheryl A. Maguire
Name:	Cheryl A. Maguire
Title:	Executive Vice President and Chief Financial Officer